Net Loss Per Share (Details) - Schedule of potential common shares - shares		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule of potential common shares [Abstract]
Conversion of redeemable convertible preferred stock	[1]		116,264,358
Warrants to purchase common stock and redeemable convertible preferred stock	[1]	25,599,889	14,738,710
RSUs and Options to purchase common stock	[1]	38,085,775	35,453,516
Right to receive Earnout Shares		17,500,000
Total common stock equivalents		81,185,664	166,456,584

[1]	Prior period results have been adjusted to reflect the exchange of Legacy MoneyLion Common Stock for MoneyLion Class A Common Stock at an exchange ratio of approximately 16.4078 in September 2021 as a result of the Business Combination. See Note 3, “Business Combination” for details.